Exhibit 10.5

FORM OF AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [●], is made and entered into by and among NMP Acquisition Corp., a Cayman Islands exempted company (the “Company”), GTS Holdings, Inc., a Nevada corporation (“Pubco”) and the undersigned party listed under Holder on the signature page hereto (each such party, together with any person or entity who hereafter becomes a party to this Agreement pursuant to Section 5.2 of this Agreement, the “Holder”). Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Business Combination Agreement (as defined below).

RECITALS

WHEREAS, Next Move Capital LLC, a Nevada limited liability company (the “Sponsor”), purchased an aggregate of 3,183,333 of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and, including the shares of Pubco Class A Common Stock issued or issuable upon the conversion of any such ordinary shares or that are issued in exchange for such ordinary shares in the SPAC Merger, the “Founder Shares”);

WHEREAS, the Company is party to that certain Registration Rights Agreement, dated June 30, 2025 (the “Original Registration Rights Agreement”);

WHEREAS, on June 30, 2025, the Company entered into that certain Unit Subscription Agreement with the Sponsor, pursuant to which the Sponsor purchased an aggregate of 177,500 units (the “Sponsor Private Placement Units”) at a purchase price of $10.00 per Sponsor Private Placement Unit. Each Sponsor Private Placement Unit is comprised of one Class A ordinary share (“Ordinary Shares”) (the “Sponsor Private Placement Shares”) and one right to receive one-fifth of one Ordinary Share (the “Sponsor Private Placement Rights”);

WHEREAS, on June 30, 2025, the Company entered into certain Subscription Agreements (each a “Subscription Agreement”) with (i) certain third-party investors (the “Third-Party Investors”) and (ii) certain individuals who are registered persons of Maxim Group LLC (the “Maxim individuals,” and together with the Third-Party Investors, the “At-Risk Capital Investors”), pursuant to which (i) the Maxim individuals purchased an aggregate of 33,500 units (the “Maxim Private Placement Units”), (ii) the Third-Party Investors purchased an aggregate of 31,500 units (the “Third-Party Investors Private Placement Units,” together with Maxim Private Placement Units, the “At-Risk Investors Private Placement Units,” and together with the Sponsor Private Placement Units, the “Private Placement Units”) at a purchase price of $10.00 per At-Risk Investor Private Placement Unit, (iii) the Maxim individuals purchased 335,000 Founder Shares, and (iv) the Third-Party Investors purchased 315,000 Founder Shares. Each At-Risk Investor Private Placement Unit is comprised of one Ordinary Share (the “At-Risk Investors Private Placement Shares,” and together with the Sponsor Private Placement Shares, the “Private Placement Shares”) and one right to receive one-fifth of one Ordinary Share (the “At-Risk Investors Private Placement Rights,” and together with the Sponsor Private Placement Rights, the “Private Placement Rights”);

WHEREAS, on June 30, 2025, the Company and Maxim Group LLC (the “Representative”) entered into that certain Underwriting Agreement, pursuant to which the Representative received an aggregate of 460,000 Ordinary Shares (the “Representative Shares”), in a transaction occurring simultaneously with the closing of the Company’s initial public offering (and the closing of the over-allotment option, if applicable);

WHEREAS, on September 4, 2026, the Company, Pubco, GTS Holdings, LLC, a Utah limited liability company (the “Target Company”), Streeterville Capital, LLC, a Utah limited liability company and the sole equityholder of the Target Company (“Streeterville”), Gibson Technical Services, Inc., a Georgia corporation and a wholly-owned subsidiary of the Target Company, GTS Merger Sub I, a Cayman Islands exempted company incorporated with limited liability and a wholly-owned subsidiary of Pubco (“SPAC Merger Sub”), and GTS Merger Sub II, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Pubco (“Company Merger Sub”), entered into that certain Business Combination Agreement (the “Business Combination Agreement”);

WHEREAS, pursuant to the Business Combination Agreement, upon the consummation of the transactions contemplated by the Business Combination Agreement (the “Closing”): (a) SPAC Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity (the “SPAC Merger”) and, as a result of the SPAC Merger, each issued and outstanding security of the Company immediately prior to the effective time of the SPAC Merger shall no longer be outstanding and shall automatically be cancelled, in exchange for the issuance to the holder thereof of a substantially equivalent Pubco security; (b) Company Merger Sub will merge with and into the Target Company, with the Target Company continuing as the surviving entity (the “Company Merger” and together with the SPAC Merger, the “Mergers,” and along with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”), and, as a result of the Company Merger, each issued and outstanding security of the Target Company immediately prior to the effective time of the Company Merger shall no longer be outstanding and shall automatically be cancelled, in exchange for the issuance to the holder thereof of shares of common stock of Pubco; and (c) as a result of the Mergers, the Company and the Target Company will become wholly-owned subsidiaries of Pubco and Pubco will become a publicly traded company, all in accordance with the terms and subject to the conditions of the Business Combination Agreement;

WHEREAS, the Sponsor and certain Holders will enter into Lock-Up Agreements with the Company and Pubco (each, a “Lock-Up Agreement”);

WHEREAS, pursuant to Section 5.5 of the Original Registration Rights Agreement, the provisions, covenants and conditions set forth therein may be amended or modified upon the written consent of the Company and of the holders of at least a majority in interest of the Registrable Securities (as defined in the Original Registration Rights Agreement) at the time in question, and the Sponsor is holder of at least a majority-in-interest of the Registrable Securities (as defined in the Original Registration Rights Agreement) as of the date hereof;

WHEREAS, the Company and the undersigned Holder desire to amend and restate the Original Registration Rights Agreement and to enter into this Agreement, pursuant to which Pubco shall grant the Holder certain registration rights with respect to certain securities of Pubco he, she or it holds, as set forth in this Agreement; and

WHEREAS, the Holder acknowledges and agrees that the Company is entering into registration rights agreements substantially similar to this Agreement (the “Other Agreements”) with [the Sponsor/the Maxim individuals/Third-Party Investors/Maxim], each of which holds Registrable Securities, including any of their transferees (collectively with the Holder, the “Registration Rights Holders”).

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1	Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of any director of Pubco, the Chief Executive Officer or the Chief Financial Officer of Pubco, after consultation with counsel to Pubco, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) Pubco has a bona fide business purpose for not making such information public.

“Agreement” shall have the meaning given in the Preamble.

“Board” shall mean the Board of Directors of Pubco.

“Business Combination” shall have the meaning given in the Recitals hereto.

“Business Combination Agreement” shall have the meaning given in the Recitals hereto.

“Closing” shall have the meaning given in the Recitals hereto.

“Commission” shall mean the U.S. Securities and Exchange Commission.

“Company” shall have the meaning given in the Preamble.

“Company Merger” shall have the meaning given in the Recitals hereto.

“Company Merger Sub” shall have the meaning given in the Recitals hereto.

“Demand Registration” shall have the meaning given in subsection 2.1.2.

“Demanding Holder” shall have the meaning given in subsection 2.1.2.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Form S-1” shall have the meaning given in subsection 2.1.2.

“Form S-3” shall have the meaning given in subsection 2.3.

“Founder Shares” shall have the meaning given in the Recitals hereto.

“Holder” shall have the meaning given in the Preamble.

“IPO” shall mean the initial public offering of the Company.

“Lock-Up Agreement” shall have the meaning given in the Recitals hereto.

“Lock-Up Period” shall mean the period specified in the Lock-Up Agreements.

“Maximum Number of Securities” shall have the meaning given in subsection 2.1.5.

“Mergers” shall have the meaning given in the Recitals hereto.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus in the light of the circumstances under which they were made not misleading.

“Ordinary Shares” shall have the meaning given in the Recitals hereto.

“Original Registration Rights Agreement” shall have the meaning given in the Recitals hereto.

“Other Agreements” shall have the meaning given in the Recitals hereto.

“Permitted Transferees” shall mean a person or entity to whom a holder of Registrable Securities is permitted to transfer such Registrable Securities prior to the expiration of the Lock-Up Period, pursuant to the Lock-Up Agreement and any other applicable agreement between such holder and the Company, and to any transferee thereafter.

“Piggyback Registration” shall have the meaning given in subsection 2.2.1.

“Private Placement Rights” shall have the meaning given in the Recitals hereto.

“Private Placement Shares” shall have the meaning given in the Recitals hereto.

“Private Placement Units” shall have the meaning given in the Recitals hereto.

“Pro Rata” shall have the meaning given in subsection 2.1.5.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Pubco” shall have the meaning given in the Preamble.

“Pubco Class A Common Stock” shall mean the Pubco Class A Common Stock, par value $0.0001 per share.

“Pubco Class B Common Stock” shall mean the Pubco Class B Common Stock, par value $0.0001 per share.

“Pubco Common Stock” shall mean the Pubco Class A Common Stock and the Pubco Class B Common Stock.

“Pubco Conversion Shares” shall mean the Pubco Class A Common Stock issuable upon conversion of the Pubco Series A Preferred Stock.

“Pubco Series A Preferred Stock” shall mean the Pubco Series A Preferred Stock, par value $0.0001 per share.

“Registrable Security” shall mean (a) any shares of Pubco Class A Common Stock held by a Holder as of the Closing Date (including the shares of Pubco Class A Common Stock issued or issuable upon the conversion of the shares of Pubco Class B Common Stock, the Pubco Conversion Shares, or the exercise or conversion of any other equity security of Pubco issued to a Holder pursuant to the terms of the Business Combination Agreement), (b) any shares of Pubco Common Stock acquired by a Holder following the Closing to the extent that such shares are (i) “restricted securities” (as defined in Rule 144), (ii) held by an “affiliate” (as defined in Rule 144) of Pubco, or (iii) otherwise cannot be sold pursuant to Rule 144 or any successor rule promulgated under the Securities Act with no volume or other restrictions or limitation as to the manner or timing of sale, and (c) any other equity security of Pubco issued or issuable with respect to the securities referred to in the foregoing clauses (a) and (b) by way of a share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities upon the earliest to occur of: (A) a Registration Statement with respect to the sale of such securities shall be declared effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement by the applicable Holder; (B) (x) such securities shall have been otherwise transferred (other than to a Permitted Transferee), (y) new certificates for such securities not bearing (or book entry positions not subject to) a legend restricting further transfer shall have been delivered by Pubco to the Holder and (z) subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities may be sold, transferred, disposed of or exchanged without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission) (but with no volume or other restrictions or limitations as to the manner or timing of sale); or (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(A)	all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the shares of Pubco Common Stock are then listed;

(B)	fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(C)	printing, messenger, telephone and delivery expenses;

(D)	reasonable fees and disbursements of counsel for Pubco;

(E)	reasonable fees and disbursements of all independent registered public accountants of Pubco incurred specifically in connection with such Registration; and

(F)	reasonable fees and expenses of one (1) legal counsel selected by the majority-in-interest of the Demanding Holders initiating a Demand Registration to be registered for offer and sale in the applicable Registration.

“Registration Rights Holders” shall have the meaning given in the Recitals hereto.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement and the Other Agreements, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Requesting Holder” shall have the meaning given in subsection 2.1.2.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf Registration” shall have the meaning given in subsection 2.1.1.

“SPAC Merger” shall have the meaning given in the Recitals hereto.

“SPAC Merger Sub” shall have the meaning given in the Recitals hereto.

“Sponsor” shall have the meaning given in the Recitals hereto.

“Streeterville” shall have the meaning given in the Recitals hereto.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering (as defined below) and not as part of such dealer’s market-making activities.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of Pubco are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

ARTICLE II
REGISTRATIONS

2.1	Demand Registration.

2.1.1	Shelf Registration. Pubco agrees that, within thirty (30) days after the completion of the Business Combination (which filing deadline shall not be extended without the prior written consent of Pubco, Streeterville and the Representative), Pubco will file with the Commission (at Pubco’s sole cost and expense) a Registration Statement registering the resale or other disposition of the Registrable Securities (a “Shelf Registration”). Pubco shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective by the Commission (x) as soon as reasonably practicable after the initial filing of the Registration Statement and (y) in any event no later than the date that is ninety (90) days after the initial filing date of such Registration Statement (the “Effectiveness Deadline”); provided, however, that if the Commission notifies Pubco that it will not review or has no further comments on such Registration Statement, the Effectiveness Deadline shall be the fifth (5th) business day after the date on which Pubco is so notified. Subject to the limitations contained in this Agreement, Pubco shall effect any Shelf Registration on such appropriate registration form of the Commission (i) as shall be selected by Pubco and (ii) as shall permit the resale or other disposition of the Registrable Securities by the holders of Registrable Securities. If at any time a Registration Statement filed with the Commission pursuant to this subsection 2.1.1 is effective and the Holder provides written notice to Pubco that it intends to effect an offering of all or part of the Registrable Securities included on such Registration Statement, Pubco will use its commercially reasonable efforts to amend or supplement such Registration Statement as may be necessary in order to enable such offering to take place in accordance with the terms of this Agreement.

2.1.2	Request for Registration. Subject to the provisions of subsection 2.1.5 and Section 2.4 hereof, at any time and from time to time on or after the completion of the Business Combination, the holders of at least a majority in interest of the then-outstanding number of Registrable Securities (the “Demanding Holders”) may make a written demand for Registration under the Securities Act of all or part of their Registrable Securities, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”). Pubco shall, within ten (10) days of Pubco’s receipt of the Demand Registration, notify, in writing, all other holders of Registrable Securities of such demand, and any holder of Registrable Securities who thereafter wishes to include all or a portion of such holder’s Registrable Securities in a Registration pursuant to a Demand Registration (each such holder that includes all or a portion of such holder’s Registrable Securities in such Registration, a “Requesting Holder”) shall so notify Pubco, in writing, within five (5) days after the receipt by such holder of Registrable Securities of the notice from Pubco. Upon receipt by Pubco of any such written notification from a Requesting Holder(s) to Pubco, such Requesting Holder(s) shall be entitled to have their Registrable Securities included in a Registration pursuant to a Demand Registration and Pubco shall effect, as soon thereafter as practicable, the Registration of all Registrable Securities requested by the Demanding Holders and Requesting Holders pursuant to such Demand Registration. Under no circumstances shall Pubco be obligated to effect more than an aggregate of three (3) Registrations pursuant to a Demand Registration under this subsection 2.1.2 under this Agreement and the Other Agreements with respect to any or all Registrable Securities; provided, however, that a Registration shall not be counted for such purposes unless a Form S-1 or any similar long-form registration statement that may be available at such time (“Form S-1”) has been declared effective and all of the Registrable Securities requested by the Requesting Holders to be registered on behalf of the Requesting Holders in such Form S-1 Registration have been sold, in accordance with Section 3.1 of this Agreement and the Other Agreements.

2.1.3	Effective Registration. Notwithstanding the provisions of subsection 2.1.2 above or any other part of this Agreement, a Registration pursuant to a Demand Registration shall not count as a Registration unless and until (i) the Registration Statement filed with the Commission with respect to a Registration pursuant to a Demand Registration has been declared effective by the Commission and (ii) Pubco has complied with all of its obligations under this Agreement with respect thereto; provided, further, that if, after such Registration Statement has been declared effective, an offering of Registrable Securities in a Registration pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the Commission, federal or state court or any other governmental agency, the Registration Statement with respect to such Registration shall be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders initiating such Demand Registration thereafter affirmatively elect to continue with such Registration and accordingly notify Pubco in writing, but in no event later than five (5) days, of such election; and provided, further, that Pubco shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a Registration pursuant to a Demand Registration becomes effective or is subsequently terminated.

2.1.4	Underwritten Offering. Subject to the provisions of subsection 2.1.5 and Section 2.4 hereof, if a majority-in-interest of the Demanding Holders so advise Pubco as part of their Demand Registration that the offering of the Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering, then the right of such Demanding Holder or Requesting Holder (if any) to include its Registrable Securities in such Registration shall be conditioned upon such holder’s participation in such Underwritten Offering and the inclusion of such holder’s Registrable Securities in such Underwritten Offering to the extent provided herein. If the Holder proposes to distribute the Holder’s Registrable Securities through an Underwritten Offering under this subsection 2.1.4, it shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the majority-in-interest of the Demanding Holders initiating the Demand Registration.

2.1.5	Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Registration pursuant to a Demand Registration, in good faith, advises Pubco, the Demanding Holders and the Requesting Holders (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other shares of Pubco Common Stock or other equity securities that Pubco desires to sell, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other shareholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then Pubco shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities of the Demanding Holders and the Requesting Holders (if any) (pro rata based on the respective number of Registrable Securities that each Demanding Holder and Requesting Holder (if any) has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Demanding Holders and Requesting Holders have requested be included in such Underwritten Registration (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of the holders (Pro Rata, based on the respective number of Registrable Securities that each holder has so requested) exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof or pursuant to similar provisions of any applicable Other Agreement, without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the shares of Pubco Common Stock or other equity securities that Pubco desires to sell and that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the shares of Pubco Common Stock or other equity securities of other persons or entities that Pubco is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.

2.1.6	Demand Registration Withdrawal. A majority-in-interest of the Demanding Holders initiating a Demand Registration or a majority-in-interest of the Requesting Holders (if any), pursuant to a Registration under subsection 2.1.2 shall have the right to withdraw from a Registration pursuant to such Demand Registration for any or no reason whatsoever upon written notification to Pubco and the Underwriter or Underwriters (if any) of their intention to withdraw from such Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to the Registration of their Registrable Securities pursuant to such Demand Registration. Notwithstanding anything to the contrary in this Agreement, Pubco shall be responsible for the Registration Expenses incurred in connection with a Registration pursuant to a Demand Registration as provided in Section 3.3 prior to its withdrawal under this subsection 2.1.6.

2.2	Piggyback Registration.

2.2.1	Piggyback Rights. If, at any time on or after the completion of the Business Combination, Pubco proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of shareholders of Pubco (or by Pubco and by the shareholders of Pubco including, without limitation, pursuant to Section 2.1 hereof), other than a Registration Statement (i) filed in connection with any employee share option or other benefit plan, (ii) for an exchange offer or offering of securities solely to Pubco’s existing shareholders, (iii) for an offering of debt that is convertible into equity securities of Pubco or (iv) for a dividend reinvestment plan, then Pubco shall give written notice of such proposed filing to all holders of Registrable Securities as soon as practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such holders may request in writing within five (5) days after receipt of such written notice (such Registration a “Piggyback Registration”). Pubco shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holder pursuant to this subsection 2.2.1 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of Pubco included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. If the Holder proposes to distribute the Holder’s Registrable Securities through an Underwritten Offering under this subsection 2.2.1, it shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by Pubco.

2.2.2	Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Registration that is to be a Piggyback Registration, in good faith, advises Pubco and the holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of the shares of Pubco Common Stock that Pubco desires to sell, taken together with (i) the shares of Pubco Common Stock, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holder hereunder (ii) the Registrable Securities as to which registration has been requested pursuant to Section 2.2 hereof, and (iii) the shares of Pubco Common Stock, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of other shareholders of Pubco, exceeds the Maximum Number of Securities, then:

(a)	If the Registration is undertaken for Pubco’s account, Pubco shall include in any such Registration (A) first, the shares of Pubco Common Stock or other equity securities that Pubco desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of the holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof or pursuant to similar provisions of any applicable Other Agreement, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the shares of Pubco Common Stock, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights of other shareholders of Pubco, which can be sold without exceeding the Maximum Number of Securities;

(b)	If the Registration is pursuant to a request by persons or entities other than the holders of Registrable Securities, then Pubco shall include in any such Registration (A) first, the shares of Pubco Common Stock or other equity securities, if any, of such requesting persons or entities, other than the holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of the holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 or pursuant to similar provisions of any applicable Other Agreement, Pro Rata based on the number of Registrable Securities that each such holder has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the holders of Registrable Securities have requested to be included in such Underwritten Registration, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the shares of Pubco Common Stock or other equity securities that Pubco desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the shares of Pubco Common Stock or other equity securities for the account of other persons or entities that Pubco is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.

2.2.3	Piggyback Registration Withdrawal. Any holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to Pubco and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration. Pubco (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, Pubco shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration as provided in Section 3.2 prior to its withdrawal under this subsection 2.2.3.

2.2.4	Unlimited Piggyback Registration Rights. For purposes of clarity, any Registration effected pursuant to Section 2.2 hereof shall not be counted as a Registration pursuant to a Demand Registration effected under Section 2.1 hereof.

2.3	Registrations on Form S-3. The holders of Registrable Securities may at any time, and from time to time, request in writing that Pubco, pursuant to Rule 415 under the Securities Act (or any successor rule promulgated thereafter by the Commission), register the resale of any or all of their Registrable Securities on Form S-3 or any similar short form registration statement that may be available at such time (“Form S-3”); provided, however, that Pubco shall not be obligated to effect such request through an Underwritten Offering. Within five (5) days of Pubco’s receipt of a written request from any holder or holders of Registrable Securities for a Registration on Form S-3, Pubco shall promptly give written notice of the proposed Registration on Form S-3 to all other holders of Registrable Securities, and each holder of Registrable Securities who thereafter wishes to include all or a portion of such holder’s Registrable Securities in such Registration on Form S-3 shall so notify Pubco, in writing, within ten (10) days after the receipt by such holder of Registrable Securities of the notice from Pubco. As soon as practicable thereafter, but not more than twelve (12) days after Pubco’s initial receipt of such written request for a Registration on Form S-3, Pubco shall register all or such portion of such holder’s Registrable Securities as are specified in such written request, together with all or such portion of Registrable Securities of any other holder or holders joining in such request as are specified in the written notification given by such holder or holders; provided, however, that Pubco shall not be obligated to effect any such Registration pursuant to Section 2.3 hereof if (i) a Form S-3 is not available for such offering; or (ii) the holders of Registrable Securities, together with the holders of any other equity securities of Pubco entitled to inclusion in such Registration, propose to sell the Registrable Securities and such other equity securities (if any) at any aggregate price to the public of less than $5,000,000.

2.4	Restrictions on Registration Rights. If (A) during the period starting with the date sixty (60) days prior to Pubco’s good faith estimate of the date of the filing of, and ending on a date one hundred and twenty (120) days after the effective date of, a Pubco initiated Registration and provided that Pubco has delivered written notice to the holders of Registrable Securities prior to receipt of a Demand Registration pursuant to subsection 2.1.2 and it continues to actively employ, in good faith, all reasonable efforts to cause the applicable Registration Statement to be declared effective; (B) the holders of Registrable Securities have requested an Underwritten Registration and Pubco and such holders are unable to obtain the commitment of underwriters to firmly underwrite the offer; or (C) in the good faith judgment of the Board such Registration would be seriously detrimental to Pubco and the Board concludes as a result that it is essential to defer the filing of such Registration Statement at such time, then in each case Pubco shall furnish to such holder a certificate signed by any director or officer of Pubco or the Chairman of the Board stating that in the good faith judgment of the Board it would be seriously detrimental to Pubco for such Registration Statement to be filed in the near future and that it is therefore essential to defer the filing of such Registration Statement. In such event, Pubco shall have the right to defer such filing for a period of not more than thirty (30) consecutive days; provided, however, that any days during which Pubco defers the filing of a Registration Statement pursuant to this Section 2.4 shall be aggregated with any days during which Pubco suspends the use of any Registration Statement or Prospectus pursuant to Section 3.4, and in no event shall the aggregate number of days of deferral under this Section 2.4 and suspension under Section 3.4 exceed sixty (60) days during any twelve (12)-month period.

ARTICLE III
COMPANY PROCEDURES

3.1	General Procedures. If at any time on or after the completion of the Business Combination Pubco is required to effect the Registration of Registrable Securities, Pubco shall use its best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto Pubco shall, as expeditiously as possible:

3.1.1	prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to be declared effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;

3.1.2	prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by the holders of Registrable Securities or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by Pubco or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus (and, with respect to any Registration Statement on Form S-1 or any similar long-form registration statement, subject to subsection 3.1.3 below);

3.1.3	For so long as any Registrable Securities covered by a Registration Statement on Form S-1 (or any similar long-form registration statement that does not permit automatic forward incorporation by reference of subsequently filed Exchange Act reports) remain unsold, Pubco shall maintain such Registration Statement and the related Prospectus so that they remain current, available for use, and not misleading. Without limiting the generality of the foregoing, Pubco shall file any prospectus supplement, “sticker,” post-effective amendment, Exchange Act report incorporated by reference, or other filing necessary to keep such Registration Statement and Prospectus current and not misleading as promptly as practicable, and in any event within five (5) business days, after the filing, event, development, or other circumstance giving rise to the need for such update (including, without limitation, the filing of any Annual Report on Form 10-K, Quarterly Report on Form 10-Q, or Current Report on Form 8-K, or the occurrence of any material development affecting the accuracy of the Registration Statement or Prospectus). This subsection 3.1.3 shall apply notwithstanding any limited ability to rely on forward incorporation by reference or Form S-3 mechanics during any period in which Pubco is not eligible to use Form S-3 or is otherwise required to keep a Form S-1 resale registration statement current through affirmative updates. The obligations of Pubco under this subsection 3.1.3 are subject to Section 3.4;

3.1.4	prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the holders of Registrable Securities included in such Registration, and such holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the holders of Registrable Securities included in such Registration or the legal counsel for any such holders may request in order to facilitate the disposition of the Registrable Securities owned by such holders;

3.1.5	prior to any public offering of Registrable Securities, use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or blue sky laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of Pubco and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that Pubco shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.6	cause all such Registrable Securities included in any Registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by Pubco are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to the holders of a majority-in-interest of the Registrable Securities included in such registration;

3.1.7	provide a transfer agent as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.8	advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.9	at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus or any document that is to be incorporated by reference into such Registration Statement or Prospectus, furnish a copy thereof to each seller of such Registrable Securities or its counsel;

3.1.10	notify the holders of Registrable Securities at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;

3.1.11	permit a representative of the holders of Registrable Securities (such representative to be selected by a majority of the participating holders of Registrable Securities), the Underwriters, if any, and any attorney or accountant retained by such holders or Underwriter to participate, at each such person’s own expense, in the preparation of the Registration Statement, and cause Pubco’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that such representatives or Underwriters enter into a confidentiality agreement, in form and substance reasonably satisfactory to Pubco, prior to the release or disclosure of any such information;

3.1.12	obtain a “cold comfort” letter from Pubco’s independent registered public accountants in the event of an Underwritten Registration which the participating holders may rely on, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating holders;

3.1.13	on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing Pubco for the purposes of such Registration, addressed to the holders of Registrable Securities, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the holders of Registrable Securities, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to a majority in interest of the participating holders of Registrable Securities;

3.1.14	in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter of such offering;

3.1.15	make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of Pubco’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

3.1.16	if the Registration involves the Registration of Registrable Securities involving gross proceeds in excess of $100,000,000, use its reasonable efforts to make available senior executives of Pubco to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any Underwritten Offering; and

3.1.17	otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the holders of Registrable Securities, in connection with such Registration.

3.2	Registration Expenses. The Registration Expenses in respect of all Registrations shall be borne by Pubco. It is acknowledged by the Holder that the Holder shall bear all incremental selling expenses relating to the sale of such Holder’s Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holder.

3.3	Requirements for Participation in Underwritten Offerings. No person or entity may participate in any Underwritten Offering for equity securities of Pubco pursuant to a Registration initiated by Pubco hereunder unless such person or entity (i) agrees to sell such person’s or entity’s securities on the basis provided in any underwriting arrangements approved by Pubco and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

3.4	Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from Pubco that a Registration Statement or Prospectus contains a Misstatement, the Holder shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that Pubco hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice, and, with respect to any Registration Statement on Form S-1 or any similar long-form registration statement, in any event within five (5) business days after the time of such notice in accordance with subsection 3.1.3), or until it is advised in writing by Pubco that the use of the Prospectus may be resumed. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would require Pubco to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to Pubco for reasons beyond Pubco’s control, Pubco may, upon giving prompt written notice of such action to the holders of Registrable Securities, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time determined in good faith by Pubco to be necessary for such purpose, but in no event (i) more than thirty (30) consecutive days or (ii) more than sixty (60) days in the aggregate during any twelve (12)-month period (counting together any days of deferral under Section 2.4 and any days of suspension under this Section 3.4). In the event Pubco exercises its rights under the preceding sentence, the Holder agrees to suspend, immediately upon its receipt of the notice referred to above, its use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. Pubco shall immediately notify the holders of Registrable Securities of the expiration of any period during which it exercised its rights under this Section 3.4. For the avoidance of doubt, any suspension period under this Section 3.4 shall toll the five (5) business day period set forth in subsection 3.1.3 for the duration of such suspension.

3.5	Reporting Obligations. As long as the Holder shall own Registrable Securities, Pubco, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by Pubco after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holder with true and complete copies of all such filings. Pubco further covenants that it shall take such further action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell shares of Pubco Class A Common Stock held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission), including providing any legal opinions. Upon the request of the Holder, Pubco shall deliver to the Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

3.6	Limitation on Registration Rights. Notwithstanding anything herein to the contrary, (i) neither the Representative nor its designees or the Maxim individuals (nor any Permitted Transferees of any such person or entity) may exercise their rights under Sections 2.1 and 2.2 hereunder after five (5) and seven (7) years, respectively, from the commencement of sales in the IPO, and (ii) the Representative and the Maxim individuals may not exercise their demand rights under Section 2.1 more than one time.

ARTICLE IV
INDEMNIFICATION AND CONTRIBUTION

4.1	Indemnification.

4.1.1	Pubco agrees to indemnify, to the extent permitted by law, the Holder, its officers and directors and each person who controls the Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to Pubco by the Holder expressly for use therein. Pubco shall indemnify the Underwriters, their officers and directors and each person who controls such Underwriters (within the meaning of the Securities Act) and each other holder of Registrable Securities to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

4.1.2	In connection with any Registration Statement in which the Holder is participating, such Holder shall furnish to Pubco in writing such information and affidavits as Pubco reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify Pubco, its directors and officers and agents and each person who controls Pubco (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by the Holder expressly for use therein. The Holder shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act) and each other holder of Registrable Securities to the same extent as provided in the foregoing with respect to indemnification of Pubco. The obligation by the holders of Registrable Securities to indemnify Pubco shall be several, not joint and several, among such holders of Registrable Securities, and the liability of each such holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such holder from the sale of Registrable Securities pursuant to such Registration Statement.

4.1.3	Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4	The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. If the Holder participates in an offering, Pubco and the Holder also agree to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event Pubco’s or the Holder’s indemnification is unavailable for any reason.

4.1.5	If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of the Holder under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by the Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE V
MISCELLANEOUS

5.1	Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery, electronic mail, telecopy, telegram or facsimile. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, electronic mail, telecopy, telegram or facsimile, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, if to Pubco, to: [●], and, if to the Holder, at the Holder’s address or contact information as set forth in Pubco’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall be declared effective thirty (30) days after delivery of such notice as provided in this Section 5.1.

5.2	Assignment; No Third Party Beneficiaries.

5.2.1	This Agreement and the rights, duties and obligations of Pubco hereunder may not be assigned or delegated by Pubco in whole or in part.

5.2.2	Prior to the expiration of the applicable Lock-Up Period, the Holder may not assign or delegate such Holder’s rights, duties or obligations under this Agreement, in whole or in part, except in connection with a transfer of Registrable Securities by the Holder to a Permitted Transferee but only if such Permitted Transferee agrees to become bound by the transfer restrictions set forth in this Agreement.

5.2.3	This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holder, which shall include Permitted Transferees.

5.2.4	This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement and Section 5.2 hereof.

5.2.5	No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate Pubco unless and until Pubco shall have received (i) written notice of such assignment as provided in Section 5.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to Pubco, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void.

5.3	Counterparts. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

5.4	Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT (I) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION AND (II) THE VENUE FOR ANY ACTION TAKEN WITH RESPECT TO THIS AGREEMENT SHALL BE ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY IN THE STATE OF NEW YORK.

5.5	Amendments and Modifications. Compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified, in each case with the written consent of Pubco and of the holders of at least a majority in interest of the Registrable Securities at the time in question; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects the Holder, solely in its capacity as a holder of the shares of Pubco, in a manner that is materially different from the other holders of Registrable Securities (in such capacity) shall require the consent of the Holder. For purposes of this Section 5.5, the determination of whether the holders of at least a majority in interest of the Registrable Securities have consented shall be made by aggregating the Registrable Securities held by all Registration Rights Holders across this Agreement and the Other Agreements, and each Registration Rights Holder acknowledges and agrees that any amendment, modification or waiver so adopted shall be binding upon it and this Agreement without any further action, signature or consent on its part, except as otherwise provided in the prior sentence; and Pubco’s determination of the Registrable Securities held by each Registration Rights Holder as of any date, for purposes of such calculation, shall be conclusive absent manifest error. No course of dealing between the Holder or Pubco and any other party hereto or any failure or delay on the part of the Holder or Pubco in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of the Holder, the other holders of Registrable Securities or Pubco. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

5.6	Other Registration Rights. Pubco represents and warrants that no person, other than the holders of Registrable Securities, has any right to require Pubco to register any securities of Pubco for sale or to include such securities of Pubco in any Registration filed by Pubco for the sale of securities for its own account or for the account of any other person. Further, Pubco represents and warrants that this Agreement supersedes the Original Registration Rights Agreement and any other registration rights agreement or agreement with similar terms and conditions entered into prior to the date hereof (in each case, other than the Other Agreements), and in the event of a conflict between any such prior agreement and this Agreement, the terms of this Agreement shall prevail. For the avoidance of doubt, this Agreement and the Other Agreements are intended to operate together as a single, integrated registration rights arrangement, and the provisions of this Agreement (including subsections 2.1.5 and 2.2.2) shall be applied on a consistent and pro rata basis with the corresponding provisions of the Other Agreements; no provision of this Agreement shall be construed to subordinate, or to give the Holder priority over, any Registration Rights Holder under any Other Agreement solely by reason of this Section 5.6.

5.7	Term. This Agreement shall terminate upon the earlier of (i) the tenth anniversary of the date of this Agreement or (ii) the date as of which (A) all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)) or (B) the Holder is permitted to sell Holder’s Registrable Securities under Rule 144 (or any similar provision) under the Securities Act without limitation on the amount of securities sold or the manner of sale. The provisions of Section 3.5 and Article IV shall survive any termination.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:

NMP ACQUISITION CORP.,
a Cayman Islands exempted company

By:
Name:
Title:

PUBCO:

GTS HOLDINGS, INC.
a Nevada corporation

By:
Name:
Title:

HOLDER:

[●]

By:
Name:
Title:

[Signature Page to Amended and Restated Registration Rights Agreement]